                                                                    EXHIBIT 99.1


            LAIDLAW INTERNATIONAL REPORTS FOURTH QUARTER AND YEAR END
                            RESULTS FOR FISCAL 2003

     o    Emerged from bankruptcy protection in June 2003

     o 4Q 2003 Revenue: $997.1 million; EBITDA: $63.6 million; Net Cash Provided by Operating Activities: $187.0 million

     o Full Year 2003 Pro forma Revenue: $4,482.8 million; EBITDA: $456.4 million; Net Cash Provided by Operating Activities: $395.5 million

NAPERVILLE, IL, November 19, 2003 -- Laidlaw International, Inc. (OTC Bulletin
Board: LALW; TSX: BUS) today announced financial results for its fourth quarter and fiscal year ended August 31, 2003. As previously reported, the company emerged from bankruptcy protection in June 2003. Accordingly, the 2003 fourth quarter results presented in this news release are for the reorganized company. Full year fiscal 2003 results are presented on a pro forma basis, reflecting the reorganized company's results for the fourth quarter and the results of the company's predecessor, Laidlaw Inc., for the first nine months of fiscal 2003. All fiscal 2002 results presented in this news release are those of the predecessor company. Because of the company's reorganization, comparisons to the prior year may not be meaningful.

For the fourth quarter of fiscal 2003, revenue of $997.1 million was up 2.0% from $977.4 million for the comparable prior year period, driven largely by growth of the company's healthcare-related businesses. The net loss for the fourth quarter of 2003 was $9.9 million compared to a net loss of $68.2 million for the prior year quarter. The fourth quarter of fiscal 2003 net loss included interest expense of $31.5 million. In the prior year period, interest expense was not recorded for those liabilities subject to compromise. The net loss incurred in the fourth quarter of 2002 included an adjustment of approximately $65 million to increase insurance reserves.

Fourth quarter EBITDA (earnings before interest, income taxes, depreciation, amortization, other income, other financing related expenses, gain on discharge of debt, fresh start accounting adjustments and cumulative effect of change in accounting principle) was $63.6 million as compared to an EBITDA loss of $15.6 million for the predecessor company in the fourth quarter of 2002. As discussed above, the fourth quarter 2002 results included an adjustment of approximately $65 million to increase insurance reserves. Net cash provided by operating activities for the 2003 fourth quarter was $187.0 million as compared to net cash provided by operating activities of $182.1 million for the predecessor company in the prior year period.

EBITDA for full year fiscal 2003 was $456.4 million on a pro forma basis as compared to $421.0 million for fiscal 2002. Net cash provided by operating activities for full year 2003 was $395.5 million on a pro forma basis compared to net cash provided by operating activities of $433.8 million for fiscal 2002. The reduction of net cash for fiscal 2003 is primarily due to a $50 million contribution to the company's pension plans. The company presents EBITDA, a non-GAAP measure, as a supplemental disclosure to the financial results provided in this news release. EBITDA is commonly used as a measure to evaluate the company's ability to service or incur debt. Schedules reconciling EBITDA and other non-GAAP financial measures, including results presented on a pro forma basis, are provided as a supplement to this release.

"We emerged from chapter 11 with a sound financial structure," said Kevin Benson, Laidlaw International's President and Chief Executive Officer. "The operating results of the fourth quarter, generally the weakest due to seasonality of the education services segment, were in line with our expectations. I am particularly encouraged that, despite continued weak economic conditions, important steps taken by Greyhound to more closely match capacity with demand have resulted in improved performance of that unit."

As part of Laidlaw International's reorganization, fresh start accounting principles were adopted effective June 1, 2003. The principal effect of fresh start accounting is an adjustment of the assets and liabilities of the company to represent "fair value". The fair value of the total enterprise was determined to be $2.8 billion, the mid-point of a range of $2.4 to $3.2 billion, based on a variety of valuation methods. The fresh start adjustments are generally consistent with the estimates previously disclosed, however, a portion of the enterprise value is now being assigned to deferred tax assets.

The creditors of the predecessor company received approximately $1.2 billion in cash and 103.8 million shares of new common stock in Laidlaw International in exchange for the compromise of approximately $4.0 billion of previously existing corporate debt and other liabilities.

During the fourth quarter, Steve Gorman joined the company as President and Chief Executive Officer of Greyhound and Hugh MacDiarmid joined as President and Chief Executive Officer of Laidlaw Education Services.

"With the challenges of the chapter 11 reorganization behind us, we were able to bring the new senior management team into the company and turn our attention to the performance of each of our units," said Kevin Benson. "I believe with the changes we have made to date, we should see revenue grow 2 to 3% in fiscal 2004, yielding increases in EBITDA of 5 to 6% and similar increases in net cash from operating activities. I also believe that these companies are capable of more. We have now started major strategic reviews of all of the operating units to determine the potential of each and the steps required to achieve that potential. With these reviews currently underway, we are being conservative and constraining capital spending. Accordingly, we project net capital expenditures for fiscal 2004 to total approximately $250 million, down approximately 20% from net capital expenditures for fiscal 2003 of $320 million."

The company will hold a conference call hosted by senior management to discuss the financial results on Thursday, November 20, 2003 at 8:00 a.m. Eastern Time. A webcast of the conference call will be accessible at Laidlaw International's website www.laidlaw.com.

         To participate in the call, please dial:

                  800-473-6123 - (US and Canada)
                  973-582-2706 - (International)

         A replay will be available immediately after the conference call through December 7, 2003. To access the replay, dial 877-519-4471 (U.S and Canada) or 973-341-3080 (International); access code: 4272566. Additionally, the webcast will be archived on the company's website for approximately one month.

Forward-Looking Statements

Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain risks and uncertainties, including statements regarding the intent, belief or current expectations of Laidlaw International and its management regarding the company's strategic directions, prospects and future results. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which the company operates, Greyhound's ability to continue as a going concern, governmental regulations, the competitive environment, actual accident claims experience, third-party payor health care reimbursement rates, the restrictive covenants contained in the company's senior secured credit facility; the ability to continue to satisfy bonding requirements for existing or new customers, successful completion of labor negotiations including those at the company's Greyhound business, potential pension plan funding requirements, the ability to realize revenue growth, the ability to implement initiatives designed to increase operating efficiencies and improve results and other risks discussed under the caption "Factors That May Affect Future Results" in the company's Quarterly Report on Form 10-Q for the quarter ended May 31, 2003 and as may be detailed in the company's other filings with the Securities and Exchange Commission.

Laidlaw International, Inc. is a holding company for North America's largest providers of school and inter-city bus transport, public transit, patient transportation and emergency department management services. Trades of the company's shares are posted on the OTC Bulletin Board (OTCBB: LALW). Additionally, the company's shares trade on the Toronto Stock Exchange (TSX:
BUS). For more information, visit our website at www.laidlaw.com.



Contact:
Sarah Lewensohn
Director, Investor Relations
(630) 848-3120

                          LAIDLAW INTERNATIONAL, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                               (U.S. IN $MILLIONS)
                                   (UNAUDITED)


                                                                                    PRO FORMA**
                                                            THREE MONTHS ENDED     TWELVE MONTHS
                                                                AUGUST 31,             ENDED       YEAR ENDED*
                                                          ----------------------     AUGUST 31,     AUGUST 31,
                                                            2003          2002*        2003           2002
                                                          --------      --------    ----------     -----------
REVENUE                                                   $  997.1      $  977.4     $4,482.8      $4,432.1

  Compensation expense                                       581.7         580.5      2,582.8       2,523.0
  Accident claims and professional liability expenses         62.9         122.1        304.3         325.8
  Vehicle related costs                                       74.8          71.4        277.2         272.5
  Occupancy                                                   51.4          48.9        201.8         202.2
  Fuel expense                                                36.7          35.3        170.1         163.0
  Depreciation expense                                        47.7          45.1        276.1         270.6
  Amortization expense                                         4.4          20.0          5.3          88.2
  Other operating expense                                    126.0         134.8        490.2         524.6
                                                          --------      --------     --------      --------
INCOME (LOSS) FROM OPERATING SEGMENTS                         11.5         (80.7)       175.0          62.2

  Interest expense                                           (31.5)         (6.2)       (51.1)        (27.7)
  Gain on discharge of debt                                     --            --      1,482.8            --
  Fresh start accounting adjustments                            --            --       (609.6)           --
  Other financing related expenses                              --          (2.1)       (35.0)        (44.7)
  Other income                                                 0.1           6.3         15.1          15.3
                                                          --------      --------     --------      --------
INCOME (LOSS) FROM OPERATIONS
  BEFORE INCOME TAXES AND CUMULATIVE EFFECT                  (19.9)        (82.7)       977.2           5.1
  OF CHANGE IN ACCOUNTING PRINCIPLE
  Income tax recovery (expense)                               10.0          14.5          5.5           9.8
                                                          --------      --------     --------      --------
INCOME (LOSS) FOR THE PERIOD BEFORE
   CUMULATIVE EFFECT OF CHANGE IN
   ACCOUNTING PRINCIPLE                                       (9.9)        (68.2)       982.7          14.9
Cumulative effect of change in
   accounting principle                                         --            --     (2,205.4)           --
                                                          --------      --------     --------      --------
NET INCOME (LOSS)                                         ($   9.9)     ($  68.2)   ($1,222.7)     $   14.9
                                                          ========      ========     ========      ========

*  Predecessor Company's results
** Includes Predecessor Company's results for the nine months ended May 31, 2003.



To facilitate a comparison of the Company's operating performance in fiscal 2003, the Predecessor Company's operating results have been shown as comparative figures. However, as a result of the reorganization, comparison to the Predecessor Company's results may not be meaningful.

                           LAIDLAW INTERNATIONAL, INC.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                               (U.S. IN $MILLIONS)
                                   (UNAUDITED)


                                                                                             PRO FORMA**
                                                            THREE MONTHS    NINE MONTHS     TWELVE MONTHS
                                                               ENDED          ENDED*            ENDED
                                                             AUGUST 31,       MAY 31,        AUGUST 31,
                                                                2003           2003             2003
                                                             ----------      --------        ------------
REVENUE                                                      $  997.1        $3,485.7         $4,482.8

  Compensation expense                                          581.7         2,001.1          2,582.8
  Accident claims and professional liability expenses            62.9           241.4            304.3
  Vehicle related costs                                          74.8           202.4            277.2
  Occupancy                                                      51.4           150.4            201.8
  Fuel expense                                                   36.7           133.4            170.1
  Depreciation expense                                           47.7           228.4            276.1
  Amortization expense                                            4.4             0.9              5.3
  Other operating expense                                       126.0           364.2            490.2
                                                             --------        --------         --------
INCOME FROM OPERATING SEGMENTS                                   11.5           163.5            175.0

  Interest expense                                              (31.5)          (19.6)           (51.1)
  Gain on discharge of debt                                        --         1,482.8          1,482.8
  Fresh start accounting adjustments                               --          (609.6)          (609.6)
  Other financing related expenses                                 --           (35.0)           (35.0)
  Other income                                                    0.1            15.0             15.1
                                                             --------        --------         --------
INCOME (LOSS) FROM OPERATIONS
  BEFORE INCOME TAXES AND CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING PRINCIPLE                             (19.9)          997.1            977.2
  Income tax recovery (expense)                                  10.0            (4.5)             5.5
                                                             --------        --------         --------

INCOME (LOSS) FOR THE PERIOD BEFORE
   CUMULATIVE EFFECT OF CHANGE IN
   ACCOUNTING PRINCIPLE                                          (9.9)          992.6            982.7
Cumulative effect of change in
   accounting principle                                            --        (2,205.4)        (2,205.4)
                                                             --------        --------         --------
Net loss                                                     ($   9.9)      ($1,212.8)       ($1,222.7)
                                                             ========        ========         ========


*  Predecessor Company's results
** Includes Predecessor Company's results for the nine months ended May 31, 2003.


To facilitate a comparison of the Company's operating performance in fiscal 2003, the Predecessor Company's operating results have been shown as comparative figures. However, as a result of the reorganization, comparison to the Predecessor Company's results may not be meaningful.

                           LAIDLAW INTERNATIONAL, INC.
                              OPERATING HIGHLIGHTS
                               (U.S. IN $MILLIONS)
                                   (UNAUDITED)


                                                                             PRO FORMA**
                                                THREE MONTHS ENDED          TWELVE MONTHS
                                                    AUGUST 31,                  ENDED         YEAR ENDED*
                                            -------------------------        AUGUST 31,        AUGUST 31,
                                              2003             2002*            2003              2002
                                            --------         --------       ------------      ------------
REVENUE
 Education Services                         $  184.9         $  180.3         $1,499.7         $1,479.7
 Public Transit Services                        71.0             75.6            283.1            309.5
 Greyhound                                     356.7            360.5          1,204.2          1,223.7
 Healthcare Transportation Services            255.9            250.6          1,015.2            987.9
 Emergency Management Services                 128.6            110.4            480.6            431.3
                                            --------         --------         --------         --------
 Consolidated                               $  997.1         $  977.4         $4,482.8         $4,432.1
                                            ========         ========         ========         ========

INCOME (LOSS) FROM OPERATIONS BEFORE
  DEPRECIATION AND AMORTIZATION
 Education Services                           ($21.7)          ($49.1)        $  280.3         $  272.7
 Public Transit Services                         9.2             (5.7)            16.5             (1.7)
 Greyhound                                      61.2             20.8             67.0             53.6
 Healthcare Transportation Services              7.6             18.1             63.4             76.0
 Emergency Management Services                   7.3              0.3             29.2             20.4
                                            --------         --------         --------         --------
 Consolidated                                  $63.6           ($15.6)        $  456.4         $  421.0
                                            ========         ========         ========         ========

OPERATING MARGINS BEFORE
  DEPRECIATION AND AMORTIZATION
 Education Services                            -11.7%           -27.2%            18.7%            18.4%
 Public Transit Services                        13.0%            -7.5%             5.8%            -0.5%
 Greyhound                                      17.2%             5.8%             5.6%             4.4%
 Healthcare Transportation Services              3.0%             7.2%             6.2%             7.7%
 Emergency Management Services                   5.7%             0.3%             6.1%             4.7%
 Consolidated                                    6.4%            -1.6%            10.2%             9.5%




*  Predecessor Company's results
** Includes Predecessor Company's results for the nine months ended May 31, 2003.

To facilitate a comparison of the Company's operating performance in fiscal 2003, the Predecessor Company's operating results have been shown as comparative figures. However, as a result of the reorganization, comparison to the Predecessor Company's results may not be meaningful.

                           LAIDLAW INTERNATIONAL, INC.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                               (U.S. IN $MILLIONS)
                                   (UNAUDITED)



                                                                            PRO FORMA**
                                           THREE MONTHS    NINE MONTHS     TWELVE MONTHS
                                              ENDED          ENDED*            ENDED
                                            AUGUST 31,       MAY 31,         AUGUST 31,
                                              2003            2003              2003
                                           ------------    -----------     -------------
REVENUE
 Education Services                         $  184.9         $1,314.8         $1,499.7
 Public Transit Services                        71.0            212.1            283.1
 Greyhound                                     356.7            847.5          1,204.2
 Healthcare Transportation Services            255.9            759.3          1,015.2
 Emergency Management Services                 128.6            352.0            480.6
                                            --------         --------         --------
 Consolidated                               $  997.1         $3,485.7         $4,482.8
                                            ========         ========         ========

INCOME (LOSS) FROM OPERATIONS BEFORE
  DEPRECIATION AND AMORTIZATION
 Education Services                           ($21.7)        $  302.0         $  280.3
 Public Transit Services                         9.2              7.3             16.5
 Greyhound                                      61.2              5.8             67.0
 Healthcare Transportation Services              7.6             55.8             63.4
 Emergency Management Services                   7.3             21.9             29.2
                                            --------         --------         --------
 Consolidated                                  $63.6         $  392.8         $  456.4
                                            ========         ========         ========

OPERATING MARGINS BEFORE
  DEPRECIATION AND AMORTIZATION
 Education Services                            -11.7%            23.0%            18.7%
 Public Transit Services                        13.0%             3.4%             5.8%
 Greyhound                                      17.2%             0.7%             5.6%
 Healthcare Transportation Services              3.0%             7.3%             6.2%
 Emergency Management Services                   5.7%             6.2%             6.1%
 Consolidated                                    6.4%            11.3%            10.2%



*  Predecessor Company's results
** Includes Predecessor Company's results for the nine months ended May 31, 2003.



To facilitate a comparison of the Company's operating performance in fiscal 2003, the Predecessor Company's operating results have been shown as comparative figures. However, as a result of the reorganization, comparison to the Predecessor Company's results may not be meaningful.

                           LAIDLAW INTERNATIONAL, INC.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                               (U.S. IN $MILLIONS)
                                   (UNAUDITED)


                                                                                               PRO FORMA**
                                                                    THREE MONTHS ENDED        TWELVE MONTHS
                                                                         AUGUST 31,               ENDED       YEAR ENDED*
                                                                   ----------------------       AUGUST 31,    AUGUST 31,
                                                                     2003          2002*          2003           2002
                                                                   -------        -------     -------------   -----------
EBITDA,  AS REPORTED                                               $ 63.6         ($15.6)        $456.4         $421.0

Cash paid for interest                                              (12.3)          (3.8)         (37.3)         (31.9)
Cash paid for other financing related expenses                      (15.2)         (19.3)         (26.8)         (38.7)
Other income                                                          0.1            6.3           15.1           15.3
Cash received for income taxes                                        8.3            2.0           12.7           10.4
Increase in claims liabilities and professional reserves              4.7           66.5           60.8           61.6
Pension contribution per the PBGC Agreement                            --             --          (50.0)            --
Increase in pension liability                                         0.6             --            1.3             --
Cash provided by (used in financing) other working
   capital items                                                    144.9          148.8           (2.2)          46.2
Decrease (increase) in restricted cash and cash equivalents          (0.7)         (17.3)           0.2          (38.6)
Other                                                                (7.0)          14.5          (34.7)         (11.5)
                                                                   ------         ------         ------         ------
NET CASH PROVIDED BY OPERATING ACTIVITIES                          $187.0         $182.1         $395.5         $433.8
                                                                   ======         ======         ======         ======



EBITDA, a non-GAAP financial measure, represents earnings before interest, income taxes, depreciation, amortization, other income, other financing related expenses, gain on discharge of debt, fresh start accounting adjustments and cumulative effect of change in accounting principle.

EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding its ability to service or incur debt.


*  Predecessor Company's results
** Includes Predecessor Company's results for the nine months ended May 31, 2003.



To facilitate a comparison of the Company's operating performance in fiscal 2003, the Predecessor Company's operating results have been shown as comparative figures. However, as a result of the reorganization, comparison to the Predecessor Company's results may not be meaningful.

                           LAIDLAW INTERNATIONAL, INC.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                               (U.S. IN $MILLIONS)
                                   (UNAUDITED)


                                                                                                      PRO FORMA**
                                                                 THREE MONTHS      NINE MONTHS       TWELVE MONTHS
                                                                     ENDED           ENDED*              ENDED
                                                                  AUGUST 31,         MAY 31,          AUGUST 31,
                                                                     2003             2003               2003
                                                                 ------------      -----------       -------------
EBITDA,  AS REPORTED                                               $ 63.6            $392.8            $456.4

Cash paid for interest                                              (12.3)            (25.0)            (37.3)
Cash paid for other financing related expenses                      (15.2)            (11.6)            (26.8)
Other income                                                          0.1              15.0              15.1
Cash received for income taxes                                        8.3               4.4              12.7
Increase in claims liabilities and professional reserves              4.7              56.1              60.8
Pension contribution per the PBGC Agreement                            --             (50.0)            (50.0)
Increase in pension liability                                         0.6               0.7               1.3
Cash provided by (used in financing) other working
   capital items                                                    144.9            (147.1)             (2.2)
Decrease (increase) in restricted cash and cash equivalents          (0.7)              0.9               0.2
Other                                                                (7.0)            (27.7)            (34.7)
                                                                   ------            ------            ------
NET CASH PROVIDED BY OPERATING ACTIVITIES                          $187.0            $208.5            $395.5
                                                                   ======            ======            ======



EBITDA, a non-GAAP financial measure, represents earnings before interest, income taxes, depreciation, amortization, other income, other financing related expenses, gain on discharge of debt, fresh start accounting adjustments and cumulative effect of change in accounting principle.

EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding its ability to service or incur debt.



*  Predecessor Company's results
** Includes Predecessor Company's results for the nine months ended May 31, 2003.


To facilitate a comparison of the Company's operating performance in fiscal 2003, the Predecessor Company's operating results have been shown as comparative figures. However, as a result of the reorganization, comparison to the Predecessor Company's results may not be meaningful.